Exhibit 10.20

CONTRACT ADDENDUM

THIS CONTATRACT ADDENDUM was agreed on 30 September 2022

PARTIES:

EEW H2 Ltd. OF THE FIRST PART AS “BUYER”

- AND -

EEW Eco Energy World Development Holdings One BV OF THE SECOND PART AS “SELLER”.

BACKGROUND

A)	EEW H2 Ltd. and EEW Eco Energy World Development Holdings One BV (the “Parties”) entered into the contract (the “Contract”) date 22 June 2022, for the purpose of a Share Purchase Agreement.

B)	The Parties desire to amend the Contract on the terms and conditions set forth in this Contract Addendum (the “Agreement”).

C)	This Agreement is the first amendment of the Contract.

D)	References in this Agreement to the Contract are to the Contract as previously amended or varied.

IN CONSIDERATION OF the Parties agreeing to amend their obligations in the existing Contract, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to keep, perform, and fulfill the promises, conditions and agreements below:

AMENDMENTS

1)	The Contract is amended as follows:

First Settlement Date	4.2.2 Following completion of the Development Capital Raise, if applicable, and, in any event, on the Second Settlement Date, pay the Seller the First Cash Amount.
Buy Back	The Seller hereby agrees to revoke its Buy Back rights as defined in clauses 6.5 - 6.10

No Other Change

2)	Except as otherwise expressly provided in this agreement, all of the terms and conditions of the Contract remain unchanged and in full force and effect.

Miscellaneous Terms

3)	Capitalized terms not otherwise defined in this Agreement will have the meanings ascribed to them in the Contract. Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa.

Governing Law

4)	Subject to the terms of the Contract, it is the intention of the Parties that this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of England, without regard to the jurisdiction in which any action or special proceeding may be instituted.

On behalf of EEW Eco Energy World Development Holdings One BV, the Seller, acting by two Directors

/s/ Svante Kumlin
Svante Kumlin, Director

/s/ Fredrik Werner
Fredrik Werner, Director

On behalf of EEW H2 Ltd., the Buyer, acting by two Directors

/s/ Svante Kumlin
Svante Kumlin, Director

/s/ Reza Ghanei
Reza Ghanei, Director

Completion Statement 30th of September 2022

PARTIES:

EEW H2 Ltd. OF THE FIRST PART AS “BUYER”

- AND -

EEW Eco Energy World Development Holdings One BV OF THE SECOND PART AS “SELLER”.

BACKGROUND

EEW H2 Ltd. and EEW Eco Energy World Development Holdings One BV (the “Parties”) entered into the contract (the “Contract”) date 22 June 2022, for the purpose of a Share Purchase Agreement of EEW H2 Ltd whereas the parties have certain obligations for the completion according to clause 3.

Completion

The parties confirm completion has taken place and that

1.	The Conditions as referred to in the definitions of the contract and in clause 2 has satisfied through

a.	The “Conditions” as referred to as a written notification from the Buyer to the Seller approving completion of the transaction, has been received by signing this statement.

b.	First Settlement has been effected to seller by the buyer by 46,153,846 shares in EEW H2 Ltd.

c.	The Share Transfer has been executed by the seller to the buyer of the EEW H2 shares.

Miscellaneous Terms

1)	Capitalized terms not otherwise defined in this Agreement will have the meanings ascribed to them in the Contract. Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa.

Governing Law

2)	Subject to the terms of the Contract, it is the intention of the Parties that this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of England, without regard to the jurisdiction in which any action or special proceeding may be instituted.

On behalf of EEW Eco Energy World Development Holdings One BV, the Seller, acting by two Directors

/s/ Svante Kumlin
Svante Kumlin, Director

/s/ Fredrik Werner
Fredrik Werner, Director

On behalf of EEW H2 Ltd., the Buyer, acting by two Directors

/s/ Svante Kumlin
Svante Kumlin, Director

/s/ Reza Ghanei
Reza Ghanei, Director